[GRAPHIC OMITTED REFLECTS LOGO]



                               TANAKA Growth Fund

                        Class A Shares and Class B Shares

                                   Prospectus

                                  April 1, 2002


INVESTMENT OBJECTIVE:
Growth of capital




230 Park Avenue, Suite 960
New York, New York  10169
877-4-TANAKA (Toll Free)

















      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                           PAGE

RETURN RISK/SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................5

HOW TO BUY SHARES..............................................................6

HOW TO REDEEM SHARES..........................................................11

DETERMINATION OF NET ASSET VALUE..............................................12

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................12

MANAGEMENT OF THE FUND........................................................13

FINANCIAL HIGHLIGHTS..........................................................14

PRIVACY POLICY................................................................16

FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

      The investment objective of the TANAKA Growth Fund is growth of capital.

Principal Strategies

      The Fund invests primarily in common stocks and other equity securities of small, medium and large capitalization companies. The Fund will invest primarily in domestic securities, but it may also invest up to 45% of its net assets, measured at the time of investment, in foreign securities, including multinational and emerging market securities. The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund.

      The Fund's investments in equity securities will generally consist of issues which the Fund's advisor believes have capital growth potential due to factors such as:

o        rapid growth in demand in existing markets;
o        expansion into new markets;
o        new product introductions;
o        reduced competitive pressures;
o        cost reduction programs;
o        changes in management; and

o other fundamental changes which may result in improved earnings growth or increased asset values.

      The Fund's advisor relies on research, management meetings and industry contacts to identify:

o companies with above-average long-term earnings growth potential that could exceed market expectations;

o industries that are positioned to participate in strong demographic, societal or economic trends; and

o companies within those industries that have a particular competitive advantage or niche.

      The Fund may sell a security when:

o    the fundamentals of the company decline;

o    the security reaches a target price or price-to-earnings ratio; or

o the Fund's advisor determines to reallocate assets to a security with superior capital growth potential.

      While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others because the Fund's advisor seeks the best investment opportunities regardless of sector. For example, the Fund may be overweighted at times in the financial services, technology and pharmaceutical/health care sectors. The sectors in which the Fund may be overweighted will vary at different points in an economic cycle.

Principal Risks of Investing in the Fund

Management Risk. The advisor's growth-oriented approach may fail to produce the intended results. Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

o The earnings and prospects of smaller companies are more volatile than larger companies.

o Smaller companies may experience higher failure rates than do larger companies.

o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole. Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

Foreign Risk. To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

      Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

     In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Non-Diversification Risk. As a non-diversified fund, the Fund will be subject to substantially more investment risk and potential for volatility than a diversified fund because its portfolio may at times focus on a limited number of companies.

Sector Risk. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the financial services sector, the technology sector or the pharmaceutical/health care sector, it will be affected by developments affecting the applicable sector. All three sectors are subject to changing government regulations that may limit profits and restrict services offered. Companies in these sectors also may be significantly affected by intense competition. In addition, the profitability of companies in the financial services industries can be significantly affected by the cost of capital and changes in interest rates, and technology and pharmaceutical/health care products may be subject to rapid obsolescence.

Volatility Risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares. Additional Risks.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

      Is the Fund Right for You?

The Fund may be suitable for:

o    long-term investors seeking a fund with a growth investment strategy;

o investors who can tolerate the greater risks associated with common stock investments;

o investors willing to accept the greater market price fluctuations of smaller companies;

o investors who can tolerate the increased risks of foreign and emerging market securities; or

o investors who can tolerate the increased risks and price fluctuations associated with a non-diversified fund.

General

      The investment objective of the Fund may be changed without shareholder approval.

      From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments or repurchase agreements. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

      The Fund has authorized three classes of shares: Class A, Class B and Class R. As the classes are subject to differing expenses and sales charge structures, performance will vary among the classes. The bar chart below shows Class B total return for the calendar year ended December 31, 2001. Contingent deferred sales charges are not reflected in the bar chart and, if these amounts were reflected, the total return would be less than as shown. The performance table below shows how the Class B average annual total returns compare over time to those of a broad-based securities market index, which gives some indication of the risks of an investment in the Fund. Contingent deferred sales charges are reflected in the average annual total returns for the class. As with all mutual funds, past results (before and after taxes) are not an indication of future performance.

[GRAPHIC OMITTED REFLECTS YEAR-BY-YEAR TOTAL RETURNS FOR 2000, -11.17% AND 2001, -23.01%]

      During the period shown, the highest return for a quarter was 25.76% (4th quarter, 2001); and the lowest return was -23.19% (3rd quarter, 2001).

Average Annual Total Returns (through December 31, 2001):

                                                              One Year                  Since Inception
The Fund - Class A
         (return before taxes)                                -22.89%                   -32.67%1
                                                                                               -
The Fund - Class B
         (return before taxes)                                -23.01%                   -17.26%2
                                                                                               -
         (return after taxes on distributions)3               -18.96%                   -14.57%
         (return after taxes on distributions and sale of Fund shares)2                 -17.43%  -11.97%

S&P 500 Index                                                 -11.84%                   -10.45%
Russell 2000 Index                                              2.49%                    -0.30%
NASDAQ Composite Index                                        -25.69%                   -32.21%

1 November 9, 2000
2 December 31, 1999
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B only, and after-tax returns for other classes will vary.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)                               Class A           Class B
Maximum Sales Charge (Load) Imposed on Purchases ...........................................4.50%..............NONE
Maximum Deferred Sales Charge (Load)........................................................1.00%.............5.00%
Redemption Fee (A)...........................................................................NONE..............NONE
Exchange Fee.................................................................................NONE..............NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................................1.00%............1.00%
Distribution (12b-1) Fees................................................................. 0.25%........... 1.00%
Other Expenses............................................................................ 3.77%........... 3.25%
Total Annual Fund Operating Expenses...................................................... 5.02%........... 5.25%
Expense Reimbursement (B)................................................................. 3.31%........... 2.83%
Net Expenses (After Expense Reimbursement)................................................ 1.75%............2.50%


(A) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

(B) The Fund's advisor has contractually agreed to waive fees and/or reimburse Class A and Class B expenses through March 31, 2003 to maintain Class A total annual operating expenses at 1.75% of its average daily net assets and Class B total annual operating expenses at 2.50% of its average daily net assets. Any waiver or reimbursement by the Fund's advisor is subject to repayment by the Fund within the three fiscal years following the year ending November 30, 2003, if the Fund is able to make the payment without exceeding the above-described expense limitations.

Example:

      The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for expense reimbursement reflected in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                         1 Year           3 Years     5 Years          10 Years
                         ------           -------     ------          --------
         Class A           $724            $2,051     $3,048           $5,516
         Class B           $763            $2,138     $3,215           $5,862

                                HOW TO BUY SHARES

      The minimum initial investment in the Fund is $1,000 and minimum subsequent investments are $500. The Fund may waive the minimum under certain circumstances.

Initial Purchase

      By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and

o    a check (subject to the minimum amounts) made payable to the Fund.

      Mail the application (be sure to specify whether you are purchasing Class A or Class B shares) and check to:

U.S. Mail:        TANAKA Funds, Inc                           Overnight:        TANAKA Funds, Inc.
                  c/o Unified Fund Services, Inc.                               c/o Unified Fund Services, Inc.
                  P.O. Box 6110                                                 431 North Pennsylvania Street
                  Indianapolis, Indiana  46206-6110                             Indianapolis, Indiana  46204

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at 877-4-TANAKA to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      U.S. Bank, N.A.
      ABA #0420-0001-3
      Attn: TANAKA Funds, Inc.:  TANAKA Growth Fund
      Account Name _________________(write in shareholder name)
      For the Account # ______________(write in shareholder account number) D.D.A.#488922451

      You must also mail a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds.

Through Financial Institutions

      You may purchase and redeem shares of the Fund through brokers and other financial institutions that have entered into sales agreements with the Fund's distributor. These institutions may charge a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Fund is not responsible for the failure of any institution to promptly forward these requests.

      If you purchase shares through a broker-dealer or financial institution, your purchase will be subject to its procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. You should acquaint yourself with the institution's procedures and read this Prospectus in conjunction with any materials and information provided by the institution. If you purchase Fund shares in this manner, you may or may not be the shareholder of record and, subject to your institution's and the Fund's procedures, may have Fund shares transferred into your name. There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.

Additional Investments

      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                    -the name of your account(s)
      -your account number(s)       -a check made payable to TANAKA Funds, Inc.

     Checks should be sent to the TANAKA Funds, Inc., c/o Unified Fund Services, Inc. at the address listed above. A bank wire should be sent as outlined above.

Sales Charge (Load)

Class A Shares

      Shares of the Fund are purchased at the public offering price. The public offering price for Class A shares is the next determined NAV plus a sales charge
(load) as shown in the following table.

========================================== ================================================ ================================

                                                         Sales Charge as % of:
                                                         --------------------

                                           Public                              Net            Dealer Reallowance as % of
        Amount of Investment               Offering                          Amount              Public Offering Price
                                           Price
                                           Invested
========================================== ================================================ ================================

Less than $100,000                           4.50%                           4.71%                       4.00%
$100,000 but less than $250,000              3.75%                           3.90%                       3.25%
$250,000 but less than $500,000              2.75%                           2.83%                       2.50%
$500,000 but less than                       2.25%                           2.30%                       2.00%
   $1,000,000                                See                             See
$1,000,000 or more                         below                            below                       See below
========================================== ================================================ ================================

      Investments of $1 million or more are sold with no initial sales charge. A 1% contingent deferred sales charge may be imposed on certain redemptions made within one year of purchase by Class A accounts of $1 million or more. A dealer concession of up to 1% may be paid on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the Fund and the Fund's advisor are not subject to a sales charge (see "Sales at Net Asset Value" below).

      Reducing the Sales Charge. As shown in the table above, the size of the total investment in the Class A shares of the Fund will affect the sales charge. Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, you must notify, at the time of purchase, your dealer, the transfer agent or the Fund's advisor of the applicability of one of the following:

      Rights of Aggregation. The investment schedule above applies to the total amount being invested by any "person," which term includes an individual, his spouse and children under the age of 21, a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code) although more than one beneficiary is involved, or any United States bank or investment advisor purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time may combine these investments into a single transaction in order to reduce the applicable sales charge.

         Rights of Accumulation. You may purchase Class A shares of the Fund at a reduced sales charge by taking into account not only the amount then being invested, but also the current net asset value of the shares of the Fund already held. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, you must notify your dealer, the transfer agent or the distributor at the time of purchase that you wish to take advantage of such entitlement, and give the numbers of your account, and those accounts held in the name of your spouse or for a minor child, and your specific relationship to each such other person.

         Letter of Intention. You may also qualify for a reduced sales charge by completing a Letter of Intention set forth on a separate form, which is available from the Fund. This enables you to aggregate purchases of shares of the Fund during a 12-month period for purposes of calculating the applicable sales charge. All shares of the Fund currently owned will be credited as purchases toward the completion of the Letter at the greater of their net asset value on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, you must notify your dealer, the transfer agent or the distributor that a Letter is on file along with all account numbers associated with the Letter.

        The Letter is not a binding obligation. However, 5% of the amount specified in the Letter will be held in escrow, and if your purchases are less than the amount specified, you will be requested to remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if you had not submitted a Letter.

     Sales at Net Asset Value. Class A shares of the Fund may be sold at net asset value (i.e., without a sales charge) to:

o registered representatives or employees (and their immediate families) of authorized dealers, or to any trust, pension, profit-sharing or other benefit plan for only such persons;
o banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client;
o investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;
o clients of such investment advisors and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker, agent, investment advisor or financial institution; and
o retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts."
o current officers, trustees, directors and employees (and their immediate families) of the Fund, the Fund's advisor, the Fund's distributor, employees (and their immediate families) of certain firms providing services to the Fund (such as the Fund's custodian and administrator), and any trust, pension, profit-sharing or other benefit plan for any such persons.

      The Fund may also issue Class A shares at net asset value in connection with the acquisition of, or merger or consolidation with, another investment company.

      The sales of Class A shares at net asset value described in this section are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the Class A shares will not be resold except through redemption. Such notice must be given to the transfer agent or the distributor at the time of purchase on a form for this purpose available from the Fund.

Class B Shares--Contingent Deferred Sales Charge

      The Class B shares can be purchased at net asset value without an initial sales charge. However, if the Class B shares are redeemed within six years after purchase, they are subject to a contingent deferred sales charge ("CDSC") (expressed as a percentage of the lesser of the current net asset value or original cost) which will vary according to the number of years from the purchase of Class B shares until the redemption of those shares. The amount of the contingent deferred sales charge on Class B shares is set forth below.

Holding Period                                       CDSC

Redeemed during the first year                       5.0%
Redeemed during the second or third year             4.0%
Redeemed during the fourth or fifth year             2.0%
Redeemed during the sixth year                       1.0%
Redeemed after the sixth year                        None

      Class B shares are subject to higher distribution fees than Class A shares for a period of eight years (after which they convert to Class A shares). Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date.

      The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

      Application of the Contingent Deferred Sales Charge. Shares obtained from dividend or distribution reinvestment are not subject to the contingent deferred sales charge. The contingent deferred sales charge, if applicable, is deducted from the amount of the redemption. The contingent deferred sales charge will be waived on redemptions of shares following the death of a shareholder or to meet the requirements of certain qualified retirement plans. The contingent deferred sales charge will also be waived for accounts for the benefit of present or former directors of the Fund or their relatives.

General

      In addition to the discount or commission paid to dealers, a distributor may from time to time pay additional cash or other incentives to dealers in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers, to provide additional compensation to registered representatives who sell shares of the Fund.

Reinstatement Privilege

      If you redeem Class A shares and then decide to reinvest them, you may, within 60 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales charge, all or any part of the investment in Class A shares of the Fund. If you redeem Class B shares and the redemption was subject to a contingent deferred sales charge, you may reinstate all or any part of the investment in Class B shares of the Fund within 60 calendar days of the date of redemption and receive a credit for the applicable contingent deferred sales charge paid. Such investment will be reinstated at the net asset value per share established as of the close of trading on the New York Stock Exchange next calculated after the request is received. The transfer agent must be informed that the purchase represents a reinstated investment. Reinstated shares must be registered exactly and be of the same class as the shares previously redeemed; and the Fund's minimum initial investment amount must be met at the time of reinstatement. The holding period for purposes of the contingent deferred sales charge will start again for any shares purchased through the reinstatement privilege. The reinstatement privilege is limited to two times per calendar year.

Description of Classes

      The Fund currently is authorized to offer three classes of shares: Class A, Class B and Class R shares. Each class is subject to different expenses and a different sales charge structure.

      When purchasing shares, please specify whether you are purchasing Class A shares or Class B shares. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker-dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

Distribution Plans

     Each class has adopted a plan under Rule 12b-1 that allows the class to pay distribution fees for the sale and distribution of its shares and allows the class to pay for services provided to shareholders. Class A shares pay annual 12b-1 expenses of 0.25%. Class B shares pay annual 12b-1 expenses of 1.00%. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application, obtainable from the transfer agent. Investments may be made monthly or quarterly. You may terminate the automatic investment or change the amount of your monthly purchase at any time by written notification to the transfer agent. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

      The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund; the Fund does not accept third party checks.

                              HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer of $15.00 is changed to defray custodial charges for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:        TANAKA Funds, Inc                           Overnight:        TANAKA Funds, Inc.
                  c/o Unified Fund Services, Inc.                               c/o Unified Fund Services, Inc.
                  P.O. Box 6110                                                 431 North Pennsylvania Street
                  Indianapolis, Indiana  46206-6110                             Indianapolis, Indiana  46204

      Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form, less any applicable sales charge. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at 877-4-TANAKA. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      By Wire - If you have elected wire redemption privileges, the Fund will, upon request, transmit the proceeds of any redemption greater than $10,000 by federal funds wire to a bank account designated on your Account Application. Any charge for wire redemptions will be deducted from your Fund account by redemption of shares. If you wish to request bank wire redemptions by telephone, you must also elect telephone redemption privileges.

      Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 877-4-TANAKA. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 60 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

      The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

      The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of directors.

      Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form, less any applicable sales charge.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

      Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution.

      Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

      The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

     Tanaka Capital Management, Inc., 230 Park Avenue, Suite 960, New York, New York 10169, serves as investment advisor to the Fund (the "Investment Advisor"). Tanaka Capital Management, Inc. has been providing portfolio management services since its founding, in 1986, by Graham Y. Tanaka. As of January 31, 2002, in addition to the assets of the Fund, the Investment Advisor and its affiliates managed other assets of approximately $155 million.

      Graham Y. Tanaka has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in December 1998. Mr. Tanaka has approximately 12 years of experience managing a mutual fund portfolio, and has approximately 18 years of experience managing investment portfolios for private clients. From 1973 until 1978, Mr. Tanaka was a research analyst at Morgan Guaranty Trust. He then worked at Fiduciary Trust Company of New York as Vice President from 1978-1980. Prior to launching Tanaka Capital, Mr. Tanaka served as Chairman at Milbank Tanaka & Associates from 1980 to 1986. He is a member of The Electronic Analyst Group and also a member of the Healthcare Analyst Association. Mr. Tanaka currently serves on the boards of TransAct Technologies, Inc. and Tridex Corporation. He is a 1971 graduate of Brown University (BS, BA), a 1973 graduate of Stanford University (MBA) and a Chartered Financial Analyst (CFA).

      For the fiscal year ended November 30, 2001 the Fund paid the Investment Advisor a fee at an annualized rate of 1.00% of its average daily net assets. The Investment Advisor may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                              FINANCIAL HIGHLIGHTS

      The following tables are intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Class A                                                For the                   For the period
                                                     year ended               November 9, 2000 (c)
                                                    November 30,                     through
                                                        2001                    November 30, 2000
                                                ----------------------      --------------------------
Selected Per Share Data
Net asset value, beginning of period
                                                $
                                                14.38                                   $       17.46
                                                ----------------------      --------------------------
Income from investment operations:
   Net investment income (loss)                                (0.19)                          (0.01)
   Net realized and unrealized gain (loss)                     (3.23)                          (3.07)
                                                ----------------------      --------------------------
Total from investment operations                               (3.42)                          (3.08)
                                                ----------------------      --------------------------
Less Distributions:
From net investment income                                       0.00                            0.00
From realized capital gains                                      0.00                            0.00
                                                ----------------------      --------------------------
Total distributions                                              0.00                            0.00
                                                ----------------------      --------------------------


                                                $
Net asset value, end of period                  10.96                                   $       14.38
                                                ======================      ==========================

Total Return                                                 (23.84)%                        (17.64)%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                  $274                            $262
Ratio of expenses to average net assets                         1.75%                           1.00% (a)
Ratio of expenses to average net assets
   before reimbursement                                         5.02%                           1.00% (a)
Ratio of net investment income (loss) to
   average net assets                                         (1.55)%                         (0.73)% (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                    (4.82)%                         (0.73)% (a)
Portfolio turnover rate                                        24.24%                          21.86%

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.

Class B                                                    For the                     For the period
                                                         year ended             December 31, 1999 (c) through
                                                        November 30,                  November 30, 2000
                                                            2001
                                                  ---------------------------------------------------------------
Selected Per Share Data
Net asset value, beginning of period               $
                                                  14.27                                            $       16.03
                                                  ---------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                                      (0.26)                               (0.30)
   Net realized and unrealized gain (loss)                           (3.10)                               (1.46)
                                                  ---------------------------------------------------------------
Total from investment operations                                     (3.36)                               (1.76)
                                                  ---------------------------------------------------------------
Less Distributions:
From net investment income                                             0.00                                 0.00
From realized capital gains                                            0.00                                 0.00
                                                  ---------------------------------------------------------------
Total distributions                                                    0.00                                 0.00
                                                  ---------------------------------------------------------------

                                                   $
Net asset value, end of period                    10.91                                            $       14.27
                                                  ===============================================================

Total Return                                                       (23.55)%                             (10.98)%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                      $1,003                                 $462
Ratio of expenses to average net assets                               2.50%                                2.50% (a)
Ratio of expenses to average net assets
   before reimbursement                                               5.25%                                7.94% (a)
Ratio of net investment income (loss) to
   average net assets                                               (2.27)%                              (2.08)% (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                          (5.03)%                              (7.51)% (a)
Portfolio turnover rate                                              24.24%                               21.86%

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.

                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

      Call the Funds at 877-4-TANAKA to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

















Investment Company Act #811-9096







371424.2

                         [GRAPHIC OMITTED REFLECTS LOGO]



                               TANAKA Growth Fund

                                 Class R Shares

                                   Prospectus

                                  April 1, 2002


INVESTMENT OBJECTIVE:
Growth of capital




230 Park Avenue, Suite 960
New York, New York 10169
877-4-TANAKA (TOLL FREE)



















      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................5

HOW TO BUY SHARES..............................................................6

HOW TO REDEEM SHARES...........................................................9

DETERMINATION OF NET ASSET VALUE..............................................10

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................10

MANAGEMENT OF THE FUND........................................................11

FINANCIAL HIGHLIGHTS..........................................................12

PRIVACY POLICY................................................................13

FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

      The investment objective of the TANAKA Growth Fund is growth of capital.

Principal Strategies

      The Fund invests primarily in common stocks and other equity securities of small, medium and large capitalization companies. The Fund will invest primarily in domestic securities, but it may also invest up to 45% of its net assets, measured at the time of investment, in foreign securities, including multinational and emerging market securities. The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund.

      The Fund's investments in equity securities will generally consist of issues which the Fund's advisor believes have capital growth potential due to factors such as:

o        rapid growth in demand in existing markets;
o        expansion into new markets;
o        new product introductions;
o        reduced competitive pressures;
o        cost reduction programs;
o        changes in management; and

o other fundamental changes which may result in improved earnings growth or increased asset values.

      The Fund's advisor relies on research, management meetings and industry contacts to identify:

o companies with above-average long-term earnings growth potential that could exceed market expectations;

o industries that are positioned to participate in strong demographic, societal or economic trends; and

o companies within those industries that have a particular competitive advantage or niche.

      The Fund may sell a security when:

o    the fundamentals of the company decline;

o    the security reaches a target price or price-to-earnings ratio; or

o the Fund's advisor determines to reallocate assets to a security with superior capital growth potential.

      While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others because the Fund's advisor seeks the best investment opportunities regardless of sector. For example, the Fund may be overweighted at times in the financial services, technology and pharmaceutical/health care sectors. The sectors in which the Fund may be overweighted will vary at different points in an economic cycle.

Principal Risks of Investing in the Fund

Management Risk. The advisor's growth-oriented approach may fail to produce the intended results. Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

o The earnings and prospects of smaller companies are more volatile than larger companies.

o Smaller companies may experience higher failure rates than do larger companies.

o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole. Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

Foreign Risk. To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

     Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

     In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Non-Diversification Risk. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.

Sector Risk. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the financial services sector, the technology sector or the pharmaceutical/health care sector, it will be affected by developments affecting the applicable sector. All three sectors are subject to changing government regulations that may limit profits and restrict services offered. Companies in these sectors also may be significantly affected by intense competition. In addition, the profitability of companies in the financial services industries can be significantly affected by the cost of capital and changes in interest rates, and technology and pharmaceutical/health care products may be subject to rapid obsolescence.

Volatility Risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.
Additional Risks.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

      The Fund may be suitable for:

o    long-term investors seeking a fund with a growth investment strategy;

o investors who can tolerate the greater risks associated with common stock investments;

o investors willing to accept the greater market price fluctuations of smaller companies;

o investors who can tolerate the increased risks of foreign and emerging market securities; or

o investors who can tolerate the increased risks and price fluctuations associated with a non-diversified fund.

General

      The investment objective of the Fund may be changed without shareholder approval.

      From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments or repurchase agreements. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

      The bar chart and table below shows the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year-to-year since the Fund's inception. The table shows how the Fund's average annual total returns over time compared to those of a broad-based securities market index. As with all mutual funds, past results (before and after taxes) are not an indication of future performance.

[GRAPHIC OMITTED REFLECTS YEAR-BY-YEAR TOTAL RETURNS FOR 1999, 57.93%; 2000, -10.40%; 2001, -19.19%]

      During the periods shown, the highest return for a quarter was 51.08% (4th quarter, 1999); and the lowest return was -23.35% ( 3rd quarter, 2001).

Average Annual Total Returns (through December 31, 2001):

                                                                                One Year     Since Inception1
The Fund - Class R
         (return before taxes)                                                  -19.19%        5.08%
         (return after taxes on distributions)2                                 -19.19%        4.89%
         (return after taxes on distributions and sale of Fund shares)2         -13.24%        3.62%

S&P 500 Index                                                                   -11.96%       -1.12%
Russell 2000 Index                                                                2.49%        7.26%
NASDAQ Composite Index                                                          -25.69%       -3.88%

1December 30, 1998
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B only, and after-tax returns for other classes will vary.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee (A)..........................................................NONE
Exchange Fee................................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.00%
Distribution (12b-1) Fees..................................................0.25%
Other Expenses.............................................................3.56%
Total Annual Fund Operating Expenses.......................................4.81%
Expense Reimbursement (B)..................................................3.06%
Net Expenses (After Expense Reimbursement) ................................1.75%

 (A) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

 (B) The Fund's advisor has contractually agreed to waive fees and/or reimburse Class R expenses through March 31, 2003 to maintain Class R total annual operating expenses at 1.75% of average daily net assets. Any waiver or reimbursement by the Fund's advisor is subject to repayment by the Fund within the three fiscal years following the year ending November 30, 2003, if the Fund is able to make the payment without exceeding the above-described expense limitation.

Example:

      The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for expense reimbursement reflected in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

            1 year           3 years           5 years           10 years
            ------           --------          -------           --------
            $184             $1,514            $2,523            $5,039

                                HOW TO BUY SHARES

      The purchase of Class R shares is only available to the following persons:

o current shareholders in Class R, or the spouse, siblings, children, grandchildren, parents, or grandparents of any such person or any such person's spouse (collectively "Relatives");
o investment advisory clients of the Fund's advisor and their Relatives, as well as other persons approved on a case by case basis by the Fund's advisor;
o officers and directors of the Fund, officers, directors and employees of the Fund's advisor and their relatives, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative;

o shares purchased on behalf of wrap fee client accounts by broker-dealers that have sales agreements with the distributor of the Fund;

o registered representatives employed by broker-dealers that have sales agreements with the distributor of the Fund, and their spouses and children (or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person); and
o shares purchased on behalf of clients of financial planners, registered investment advisors, bank trust departments and other financial intermediaries with service agreements with the distributor of the Fund.

      The minimum initial investment in the Fund is $1,000 and minimum subsequent investments are $500. The Fund may waive the minimum under certain circumstances.

Initial Purchase

      By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and

o    a check (subject to the minimum amounts) made payable to the Fund.

      Mail the application and check to:

     U.S. Mail:            TANAKA Funds, Inc                        Overnight:  TANAKA Funds, Inc.
                           c/o Unified Fund Services, Inc.                      c/o Unified Fund Services, Inc.
                           P.O. Box 6110                                        431 North Pennsylvania Street
                           Indianapolis, Indiana  46206-6110                    Indianapolis, Indiana 46204

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at 877-4-TANAKA to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      U.S. Bank, N.A.
      ABA #0420-0001-3
      Attn: TANAKA Funds, Inc.:  TANAKA Growth Fund
      Account Name _________________(write in shareholder name)
      For the Account # ______________(write in shareholder account number) D.D.A.#488922451

      You must also mail a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds.

Through Financial Institutions

      You may purchase and redeem shares of the Fund through brokers and other financial institutions that have entered into sales agreements with the Fund's distributor. These institutions may charge a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Fund is not responsible for the failure of any institution to promptly forward these requests.

      If you purchase shares through a broker-dealer or financial institution, your purchase will be subject to its procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. You should acquaint yourself with the institution's procedures and read this Prospectus in conjunction with any materials and information provided by the institution. If you purchase Fund shares in this manner, you may or may not be the shareholder of record and, subject to your institution's and the Fund's procedures, may have Fund shares transferred into your name. There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.

Additional Investments

      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                    -the name of your account(s)
      -your account number(s)       -a check made payable to TANAKA Funds, Inc.

Checks should be sent to the TANAKA Funds, Inc., c/o Unified Fund Services at the address listed above. A bank wire should be sent as outlined on page 6..

Description of Classes

      The Fund currently is authorized to offer three classes of shares: Class A, Class B and Class R shares. Each class is subject to different expenses and a different sales charge structure.

      When purchasing shares, please specify that you are purchasing Class R shares. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker-dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

Distribution Plan

      The Fund has adopted a plan under Rule 12b-1 that allows Class R of the Fund to pay distribution fees for the sale and distribution of its shares and allows the class to pay for services provided to shareholders. Class R shares are permitted to pay annual 12b-1 expenses of 0.25%. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application, obtainable from the transfer agent. Investments may be made monthly or quarterly. You may terminate the automatic investment or change the amount of your monthly purchase at any time by written notification to the transfer agent. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

      The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund; the Fund does not accept third party checks.

                              HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer of $15.00 is charged to defray custodial changes for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:   TANAKA Funds, Inc                  Overnight:        TANAKA   Funds, Inc.
             c/o Unified Fund Services, Inc.                      c/o Unified Fund Services, Inc.
             P.O. Box 6110                                        431 North Pennsylvania Street
             Indianapolis, Indiana  46206-6110                    Indianapolis, Indiana 46204

      Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at 877-4-TANAKA. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      By Wire - If you have elected wire redemption privileges, the Fund will, upon request, transmit the proceeds of any redemption greater than $10,000 by federal funds wire to a bank account designated on your Account Application. Any charge for wire redemptions will be deducted from your Fund account by redemption of shares. If you wish to request bank wire redemptions by telephone, you must also elect telephone redemption privileges.

      Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 877-4-TANAKA. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 60 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

      The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

      The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of directors.

      Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

      Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution.

      Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

      The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

     Tanaka Capital Management, Inc., 230 Park Avenue, Suite 960, New York, New York 10169, serves as investment advisor to the Fund (the "Investment Advisor"). Tanaka Capital Management, Inc. has been providing portfolio management services since its founding, in 1986, by Graham Y. Tanaka. As of January 31, 2002, in addition to the assets of the Fund, the Investment Advisor and its affiliates managed other assets of approximately $155 million.

      Graham Y. Tanaka has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in December 1998. Mr. Tanaka has approximately 12 years of experience managing a mutual fund portfolio, and has approximately 18 years of experience managing investment portfolios for private clients. From 1973 until 1978, Mr. Tanaka was a research analyst at Morgan Guaranty Trust. He then worked at Fiduciary Trust Company of New York as Vice President from 1978-1980. Prior to launching Tanaka Capital, Mr. Tanaka served as Chairman at Milbank Tanaka & Associates from 1980 to 1986. He is a member of The Electronic Analyst Group and also a member of the Healthcare Analyst Association. Mr. Tanaka currently serves on the boards of TransAct Technologies, Inc. and Tridex Corporation. He is a 1971 graduate of Brown University (BS, BA), a 1973 graduate of Stanford University (MBA) and a Chartered Financial Analyst (CFA).

      For the fiscal year ended November 30, 2001, the Fund paid the Investment Advisor a fee equal to 1.00% of its average daily net assets. The Investment Advisor may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                              FINANCIAL HIGHLIGHTS

      The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

TANAKA Growth Fund - Class R
Financial Highlights

                                                    For the               For the                For the
                                                   year ended            year ended        period December 30,
                                                  November 30,          November 30,         1998 (c) through
                                                      2001                  2000            November 30, 1999
                                               -------------------  --------------------- -----------------------
Selected Per Share Data
Net asset value, beginning of period                                 $                     $
                                               $                     3.05                  0.00
                                               14.38                1                     1
                                               -------------------  --------------------- -----------------------
Income from investment operations:
   Net investment income (loss)                            (0.18)                 (0.24)                  (0.08)
   Net realized and unrealized gain (loss)                 (3.23)                   1.57                    3.13
                                               -------------------  --------------------- -----------------------
Total from investment operations                           (3.41)                   1.33                    3.05
                                               -------------------  --------------------- -----------------------
Less Distributions:
From net investment income                                                          0.00                    0.00
From realized capital gains                                (0.08)                   0.00                    0.00
                                               -------------------  --------------------- -----------------------
Total distributions                                        (0.08)                   0.00                    0.00
                                               -------------------  --------------------- -----------------------

                                                                     $                     $
                                               $                     4.38                  3.05
Net asset value, end of period                 10.89                1                     1
                                               ===================  ===================== =======================

Total Return                                             (23.83)%                 10.19%                  30.50%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                            $3,524                 $3,602                  $1,495
Ratio of expenses to average net assets                     1.75%                  1.75%                   1.75%(a)
Ratio of expenses to average net assets
   before reimbursement                                     4.81%                  6.20%                  13.89%(a)
Ratio of net investment income (loss) to
   average net assets                                     (1.52)%                (1.37)%                 (0.80)%(a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                (4.58)%                (5.81)%                (12.94)%(a)
Portfolio turnover rate                                    24.24%                 21.86%                  53.45%(a)

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.

                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide product or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

      Call the Funds at 877-4-TANAKA to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-9096


371429.2

                       [GRAPHIC OMITTED REFLECTS LOGO]

                               TANAKA FUNDS, INC.

                               TANAKA GROWTH FUND
                           230 Park Avenue, Suite 960
                            New York, New York 10169

                            877-4-TANAKA (Toll Free)

                       STATEMENT OF ADDITIONAL INFORMATION

                                  April 1, 2002

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the TANAKA Growth Fund's Prospectus for Class R shares dated April 1, 2002 or the TANAKA Growth Fund's Prospectus for Class A and Class B shares dated April 1, 2002. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2001 ("Annual Report"). A free copy of either Prospectus or the Annual Report can be obtained by writing the TANAKA Funds, Inc., P.O. Box 6110, Indianapolis, Indiana 46204 or by calling 877-4-TANAKA.

TABLE OF CONTENTS
PAGE

Additional Information on Investment Techniques................................1
Investment Restrictions........................................................5
Taxes..........................................................................6
Dividends and Distributions...................................................10
Portfolio Transactions and Brokerage..........................................10
Portfolio Turnover............................................................11
Net Asset Value...............................................................11
Contingent Deferred Sales Charge..............................................13
Directors and Officers........................................................15
Investment Advisor............................................................16
Fund Services.................................................................17
Custodian.....................................................................18
Accountants...................................................................18
Distribution..................................................................18
Expenses of the Fund..........................................................19
Special Shareholder Services..................................................20
General Information and History...............................................20
Performance...................................................................22
Financial Statements..........................................................25

371431.2

      TANAKA Funds, Inc. (the "Company"), is an open-end, management investment company, commonly known as a "mutual fund" and was organized on November 5, 1997. The TANAKA Growth Fund (the "Fund"), the sole series of the company, is a non-diversified series organized on November 5, 1997. The Fund commenced operations on December 30, 1998.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES

      The investment policies of the Fund are described in the Fund's Prospectus. The following discussion supplements the information in the Fund's Prospectus with respect to the types of securities in which the Fund may invest and the investment techniques it may use in pursuit of its investment objective.

Convertible Securities

      The Fund may invest in convertible securities that are bonds, notes, debentures, preferred stocks and other securities, which are convertible into common stocks that the Fund's advisor deems suitable. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

      Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although, to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.




Foreign Securities

      The Fund expects to invest primarily in the securities of companies domiciled in the United States, although the Fund may also invest up to 45% of its net assets, measured at the time of investment, in securities of foreign issuers which meet the same criteria for investment as domestic companies. Such investments may be made directly in such issuers or indirectly through American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or open and closed-end investment companies. It is possible that some material information about unsponsored ADRs and ADSs will not be available.

      Most foreign stock markets are not as large or liquid as in the United States, fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      Because investments in foreign securities will usually involve currencies of foreign countries, and because the Fund may hold foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

      Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. In the event of expropriation by a country, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

      In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

      The Fund may invest in shares of open-and closed-end investment companies that acquire equity securities of issuers in emerging markets countries. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

Warrants

      The Fund may invest up to 5% of its net assets, measured at the time of investment, in warrants or rights. A warrant is a long-term option issued by a corporation that generally gives the investor the right to buy a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. Rights are similar to warrants, but normally have shorter durations. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. The Fund will make such investments only if the underlying equity securities are deemed appropriate by the Fund's advisor for inclusion in the Fund's portfolio.

Repurchase Agreements

      The Fund may enter into repurchase agreements (which enables the Fund to employ its assets pending investment) during short periods of time. Ordinarily, these agreements permit the Fund to maintain liquidity and earn higher rates of return than would normally be available from other short-term money-market instruments.

      Under a repurchase agreement, the Fund buys an instrument and obtains a simultaneous commitment from the seller to repurchase the investment at a specified time and at an agreed upon yield to the Fund. The seller is required to pledge cash and/or collateral which is equal to at least 100% of the value of the commitment to repurchase. The collateral is held by the Fund's custodian. The Fund will enter into only repurchase agreements involving U.S. government securities in which the Fund may otherwise invest. Repurchase agreements are considered securities issued by the seller for purposes of the diversification test under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and not cash, a cash item or a U.S. government security.

      The term "U.S. government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States government, and by various instrumentalities which have been established or sponsored by the United States government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

      The Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Fund's advisor monitors the value of the collateral to ensure that its value equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

Illiquid or Restricted Securities

      The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and may have to dispose of such securities over extended periods of time. The Fund may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Such securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value and in some instances, it may be difficult to locate any purchaser. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Securities which are freely tradable under Rule 144A may be treated as liquid if the Board of Directors of the Company is satisfied that there is sufficient trading activity and reliable price information. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund's portfolio to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such 144A securities.

INVESTMENT RESTRICTIONS

      The policies set forth below are fundamental policies of the Fund and may not be changed without approval of a majority of the outstanding voting securities of the Fund. As used in this Statement of Additional Information, a "majority of the outstanding voting securities of the Fund" means the lesser of
(1) 67% or more of the voting securities present at a shareholders meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund.

      As a matter of fundamental policy, the Fund may not:

     1. borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

     2. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

     3. act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

      4. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

      5. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time; provided that the segregation of assets or other collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction, and obligations for which the Fund segregates assets in accordance with securities regulatory requirements will not be deemed to be senior securities;

      6. purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate, or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or

     7. purchase or sell physical commodities or contracts relating to physical commodities.

      The Fund has voluntarily adopted certain policies and restrictions, which are observed in the conduct of its affairs. These represent intentions of the Board of Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board of Directors without prior notice to or approval of shareholders.

      The following policies are non-fundamental policies and may be changed without shareholder approval. The Fund currently may not:

     (a) purchase or sell futures contracts or options thereon;

     (b) make short sales;

     (c) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

     (d) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions;

     (e) invest more than 15% of its net assets in securities which are illiquid or not readily marketable; and

     (f) write put or call options.

      If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

TAXES

      The Fund will seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax (assuming the Fund meets the 90% gross income test and the tax diversification test of Subchapter M, described below) to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The Fund intends to distribute at least annually all of its investment company taxable income and net realized capital gains and therefore generally does not expect to pay federal income taxes.

      In order to meet the tax diversification test, at the close of each quarter of its fiscal year, (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash items including receivables, U.S. government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% (at the time of purchase) of the value of its total assets, and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% (at the time of purchase)of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

      The Fund will meet the 90% of gross income test if 90% of its annual gross income is derived from dividends, interest, payments with respect to certain securities loans, and gain from the sale or disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

      The Fund is subject to a 4% nondeductible excise tax on amounts required to be, but which are not, distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses prescribed by the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and net foreign currency gains, if any, less expenses. Realized net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the Fund.

      If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his/her share of federal income taxes paid by the Fund on such gains as a credit against his/her own federal income tax liability, and will be entitled to increase the adjusted tax basis of his/her Fund shares by the difference between his/her pro rata share of such gains and his/her tax credit.

      Distributions of investment company taxable income are taxable to shareholders as ordinary income. If a portion of the Fund's income consists of dividends from U.S. corporations, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for a dividends-received deduction for corporate investors.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account. All distributions of investment company taxable income and realized net capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year.

      Redemptions of shares, including exchanges for shares of another fund (to the extent such exchanges may be available), may result in tax consequences (gain or loss) to the shareholder and are also subject to information reporting requirements. Any loss recognized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less may be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Fund shares. This prohibition generally applies where
(1) the shareholder incurs a sales charge in acquiring the shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of shares. The term "reinvestment right" means any right to acquire stock of one or more funds (including the Fund) without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

      Distributions by the Fund result in a reduction in the net asset value of its shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their invested capital upon the distribution, which will nevertheless be taxable to them.

      If the Fund has a large enough percentage of its assets invested in foreign securities, the Fund intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

      If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

      Alternatively, the Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. The Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Gain similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      The Fund will be required to report to the U.S. Internal Revenue Service ("IRS") all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their Tax Identification Number ("TIN") and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the TIN furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Amounts withheld are applied against the shareholder's tax liability and a refund may be obtained from the IRS, if withholding results in overpayment of taxes. A shareholder should contact the Fund or the transfer agent if the shareholder is uncertain whether a proper TIN is on file with the series.

      Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions or exchanges of the Fund's shares. Each investor should consult his or her own tax advisor as to the applicability of these taxes.

      In January of each year the Company's transfer agent issues to each shareholder a statement of the federal income tax status of all distributions.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Fund shares. Each shareholder who is not a U.S. person should also consider the U.S. estate tax implications of holding Fund shares at death. The U.S. estate tax may apply to such holdings if an investor dies while holding shares of the Fund. Each investor should consult his or her own tax advisor about the applicability of these taxes. A distribution of net investment income to nonresident aliens and foreign corporations that are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, will be subject to a withholding tax imposed at the rate of 30% upon the gross amount of the distribution in the absence of a tax treaty providing for a reduced rate or exemption from U.S. taxation. A distribution of net long-term capital gains realized by the Fund is not subject to tax unless the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, or the foreign shareholder is a non-resident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

      The foregoing is a general abbreviated summary of present federal income taxes on dividends and distributions. Shareholders should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations and about any state and local taxes applicable to dividends and distributions.

DIVIDENDS AND DISTRIBUTIONS

      As stated previously, it is the policy of the Fund to distribute substantially all of its net investment income and net realized capital gains, if any, shortly after the close of the fiscal year (November 30th).

      All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on net asset value (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the transfer agent. This written notice will be effective as to any subsequent payment if received by the transfer agent prior to the record date used for determining the shareholders' entitlement to such payment. Such an election will remain in effect unless or until the transfer agent is notified by the shareholder in writing to the contrary.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of their brokerage commission rates are made by the Fund's advisor. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there may be no stated commission. However, where no commission is stated, the price paid by the Fund will usually include an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Fund's advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. For the period December 30, 1998 (commencement of operations) through November 30, 1999, the Fund paid brokerage commissions of $1,075. For the fiscal years ended November 30, 2000 and 2001, the Fund paid brokerage commissions of $3,731 and $3,207, respectively.

      In selecting a broker to execute each particular transaction, the Fund's advisor takes the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the Fund's advisor will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or the Fund's advisor's other clients. Such research and investment services include statistical and economic data and research reports on particular companies and industries as well as research software. Subject to such policies and procedures as the Directors may determine, the Fund's advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Fund's advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the Fund's advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Fund's advisor's ongoing responsibilities with respect to the Fund.

      Research and investment information is provided by these and other brokers at no cost to the Fund's advisor and is available for the benefit of other accounts advised by the Fund's advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Fund's advisor's expenses, it is not possible to estimate its value and in the opinion of the Fund's advisor it does not reduce the Fund's advisor's expenses in a determinable amount. The extent to which the Fund's advisor makes use of statistical, research and other services furnished by brokers is considered by the Fund's advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Fund's advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders.

      The Company and the Fund's advisor have adopted a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

PORTFOLIO TURNOVER

      Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in the Fund's advisor's opinion, to meet the Fund's objective. The Fund's advisor anticipates that the Fund's average annual portfolio turnover rate will be less than 100%.

NET ASSET VALUE

      The Fund's net asset value ("NAV") per share is normally calculated daily from Monday through Friday on each business day on which the New York Stock Exchange (the "Exchange") is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

      The Board of Directors has determined that the Fund's NAV be calculated as of the close of trading of the Exchange (generally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The Fund may compute its NAV per share more frequently if necessary to protect shareholders' interests.

      NAV per share is determined by dividing the total value of the Fund's securities and other assets, less liabilities (including proper accruals of taxes and other expenses), by the total number of shares then outstanding, and rounding the result to the nearer cent.

      Generally, securities owned by the Fund are valued at market value. In valuing the Fund's assets, portfolio securities, including ADRs and ADSs, which are traded on the Exchange, will be valued at the last sale price prior to the close of regular trading on the Exchange, unless there are indications of substantially different valuations. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and ADSs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board of Directors of the Fund as the primary market. Securities will be valued using quotations on the exchange and lacking any sales, securities will be valued at the last reported bid price prior to the Fund's valuation time, unless the Fund is aware of a material change in the value prior to the time it values its securities.

      Unlisted securities which are quoted on the National Market System of the National Association of Securities Dealers, Inc. (the "NASD"), for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the current bid prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) may be valued at their fair value as determined in good faith by the Board of Directors.

      The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if there was no sale on a given day and the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

      Notwithstanding the foregoing, money market investments with a remaining maturity of less than 60 days shall be valued by the amortized cost method described below; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange.

      The value of an illiquid security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be the fair value thereof as determined in accordance with procedures established by the Fund's Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by the Fund shall be determined in a manner which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

      Following the calculation of security values in terms of the currency in which the market quotation used is expressed ("local currency"), the pricing agent shall, prior to the next determination of the NAV of the Fund's shares, calculate these values in terms of U.S. dollars on the basis of the conversion of the local currencies (if other than U.S. dollars) into U.S. dollars at the rates of exchange prevailing at the valuation time as determined by the pricing agent.

      U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day prior to maturity, based on the value determined on the 61st day prior to maturity.

      Any purchase order may be rejected by the distributor or by the Fund. The Company has reserved the right to redeem its shares by payment of its portfolio securities in-kind but does not intend to do so under normal circumstances.

CONTINGENT DEFERRED SALES CHARGES

Class A Shares

      With respect to purchases of $1 million or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining, the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the distributor of the Fund's Class A shares, and are used by the distributor to defray the expenses related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or financial intermediaries for selling Class A shares.

Class B Shares

      Class B shares that are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

      Proceeds from the contingent deferred sales charge on the Class B shares are paid to the distributor and are used to defray the expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, including payments to dealers and other financial intermediaries for selling Class B shares and interest and other financing costs associated with the Class B shares.

      In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of any shares held longest during the time they are subject to the sales charge.

      The contingent deferred sales charge is waived on redemptions of shares
(i) following the death of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, or
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative.

Conversion Feature

      At the end of the month which precedes the eighth anniversary of the purchase date of a shareholder's Class B shares, the Class B shares will automatically convert to Class A shares and will no longer be subject to higher distribution and service fees. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to reduce the distribution and service fees paid by holders of Class B shares that have been outstanding long enough for the distributor to have been compensated for distribution expenses incurred in the sale of such shares.

      For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

Class R Shares

      Class R shares are not subject to a contingent deferred sales charge.

DIRECTORS AND OFFICERS

      The Board of Directors supervises the business activities of the Company.. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Fund's advisor, administrator, fund accountant, transfer agent and custodian. The management of the Fund's day-to-day operations is delegated to its officers, the Fund's advisor and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board of Directors. Each Director serves as a director until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a "family of funds" or a "fund complex", and the only fund overseen by the Board is the Fund. The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 230 Park Avenue, Suite 960, New York, New York 10169.

         The following table provides information regarding each Director who is not an "interested person" of the Company, as defined in the 1940 Act.


-------------------------- ------------------------- -------------------------------------------- ----------------------------------
                               Position(s) Held
                                 with Company
        Name (and                (and Length                    Principal Occupations                     Other Directorships
     Year of Birth)            of Time Served)                   During Past 5 Years                        Held by Director
-------------------------- ------------------------- -------------------------------------------- ----------------------------------
-------------------------- ------------------------- -------------------------------------------- ----------------------------------

-------------------------- ------------------------- -------------------------------------------- ----------------------------------
-------------------------- ------------------------- -------------------------------------------- ----------------------------------
David M. Fox               Director                  President and CEO of David Fox &             none
(1948)                     (since 1997)              Associates, a television programming sales
                                                     firm, since 2001; President
                                                     and CEO of TV Network,
                                                     Inc., an internet company,
                                                     from 1999 to 2001;
                                                     President and CEO of Unapix
                                                     Entertainment, a television
                                                     and film sales firm from
                                                     1992 until 1999
-------------------------- ------------------------- -------------------------------------------- ----------------------------------
-------------------------- ------------------------- -------------------------------------------- ----------------------------------
Thomas R. Schwarz          Director                  Retired[; President and COO of Dunkin        TransAct Technologies, Inc.
(1936)                     (since 1997)              Donuts Inc., 1966-1989; CEO of Grossmans     Tridex Corporation
                                                     Inc., 1989-1994]                             Lebhar-Friedman Publishing
                                                                                                  Yorkshire Global Restaurants
-------------------------- ------------------------- -------------------------------------------- ----------------------------------
-------------------------- ------------------------- -------------------------------------------- ----------------------------------
Scott D. Stooker           Director                  President of 1st Team Communications, an     none
(1954)                     (since 1997)              advertising firm, since 1990
-------------------------- ------------------------- -------------------------------------------- ----------------------------------

                  The following table provides information regarding each Director who is an "interested person" of the Company, as defined in the 1940
Act, and each officer of the Company.

--------------------------- ------------------------ -------------------------------------------- ----------------------------------
                               Position(s) Held
                                 with Company
        Name (and                 (and Length                   Principal Occupations                     Other Directorships
      Year of Birth)            of Time Served)                  During Past 5 Years                        Held by Director
--------------------------- ------------------------ -------------------------------------------- ----------------------------------
--------------------------- ------------------------ -------------------------------------------- ----------------------------------

--------------------------- ------------------------ -------------------------------------------- ----------------------------------
--------------------------- ------------------------ -------------------------------------------- ----------------------------------
Graham Y. Tanaka*           Chairman, CEO and        President of Tanaka Capital Management,      TransAct Technologies, Inc.
(1948)                      President                Inc. since 1986
                            (since 1997)
--------------------------- ------------------------ -------------------------------------------- ----------------------------------
--------------------------- ------------------------ -------------------------------------------- ----------------------------------
Victoria A. McCann          Secretary                Head Trader/Operations Manager at Tanaka     none
(1967)                      (since 2001)             Capital Management, Inc. since 1991
--------------------------- ------------------------ -------------------------------------------- ----------------------------------
--------------------------- ------------------------ -------------------------------------------- ----------------------------------
Robert A. Chopyak           Treasurer and CFO        Assistant Vice-President of Financial        none
(1968)                      (since 2000)             Administration of Unified Fund Services,
                                                     Inc., the Fund's transfer agent, fund
                                                     accountant and administrator, since August
                                                     2000.  Manager of AmeriPrime Financial
                                                     Services, Inc. from February 2000 to
                                                     August 2000.  Self-employed, performing
                                                     Y2K testing, January 1999 to January
                                                     2000.  Vice President of Fund Accounting,
                                                     American Data Services, Inc., a mutual
                                                     fund services company, October 1992 to
                                                     December 1998.
--------------------------- ------------------------ -------------------------------------------- ----------------------------------

* "Interested person," as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

      The Directors and Officers of the Fund received no remuneration or other compensation from the Fund. No fees will be paid to Directors until such time as they determine the Fund has sufficient assets.

      The following table provides information regarding shares of the Fund owned by each Director as of December 31, 2001:

                 -------------------------------------------------- ----------------------
                                                                        Dollar Range
                                     Director                          of Fund Shares
                 -------------------------------------------------- ----------------------
                 -------------------------------------------------- ----------------------
                 David M. Fox                                           $1 - $10,000
                 -------------------------------------------------- ----------------------
                 -------------------------------------------------- ----------------------
                 Thomas R. Schwarz                                    $10,001 - $50,000
                 -------------------------------------------------- ----------------------
                 -------------------------------------------------- ----------------------
                 Scott D. Stooker                                    $50,001 - $100,000
                 -------------------------------------------------- ----------------------
                 -------------------------------------------------- ----------------------
                 Graham Y. Tanaka                                       Over $100,000
                 -------------------------------------------------- ----------------------

INVESTMENT ADVISOR

      Tanaka Capital Management, Inc. (the "Investment Advisor"), 230 Park Avenue, Suite 960, New York, New York 10169, manages the investment of the assets of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Graham Y. Tanaka may be deemed to be a controlling person of the Investment Advisor due to his ownership of the shares of the Investment Advisor. The Advisory Agreement dated December 14, 1998 may be renewed annually only so long as such renewal and continuance is specifically approved by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Investment Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on 60 days' notice by the Company's Board of Directors or by the Investment Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

      The Advisory Agreement was renewed on November 7, 2001. In determining whether to renew the Advisory Agreement, the Board reviewed a report that compared the total expense ratio, management fee percentage and performance of 27 funds with an investment objective of growth having net assets between $2.5 million and $5.5 million, including the Fund. The Board noted that the Fund was the ninth highest with regard to total expense ratio; that the Fund's management fee percentage was higher than the average; and that the Fund's Class R total returns were better than the average for the year to date (through 8/31/01) and 3 month periods, but trailed for the 12 month period. The Board further discussed the recent performance of the Fund, as well as the financial condition of the Investment Adviser, and the Fund's portfolio. The officers also supplied the Directors with additional materials for their review. The Board reviewed the Directors Report for the quarter ended August 31, 2001. The Directors considered the financial condition of the Adviser, including a balance sheet dated December 29, 2000, and concluded that the Adviser had the ability to continue to subsidize the Fund and maintain the Fund's expense ratio at the current level through March 31, 2002. The Directors determined that the overall arrangements provided under the terms of the Advisory Agreement were reasonable business arrangements, and that renewal of the Advisory Agreement was in the best interests of the Fund's shareholders.

      The Company has designated Graham Y. Tanaka, President and a Director of the Investment Advisor, as the Chairman, President and Chief Executive Officer of the Company.

      The Investment Advisor is paid a fee to be accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. All expenses not specifically assumed by the Investment Advisor are assumed by the Fund. For the period December 30, 1998 (commencement of operations) through November 30, 1999, the Fund paid advisory fees of $6,159. For the fiscal years ended November 30, 2000 and 2001, the Fund paid advisory fees of $28,349 and $47,931, respectively.

FUND SERVICES

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Investment Advisor of $1.30 per shareholder (subject to a minimum monthly fee of $1,250) for these transfer agency services.


       In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Investment Advisor equal to 0.050% of the Fund's assets up to $100 million, 0.040% of the Fund's assets from $100 million to $300 million, and 0.030% of the Fund's assets over $300 million (subject to a minimum fee of $21,000 per year). For the period December 30, 1998 (commencement of operations) through November 30, 1999 and for the fiscal years ended November 30, 2000 and 2001, Unified received $13,750, $22,700 and $26,969 respectively, from the Investment Advisor on behalf of the Fund for these accounting services.


      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Investment Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the period December 30, 1998 (commencement of operations) through November 30, 1999 and for the fiscal years ended November 30, 2000 and 2001, Unified received $27,500, $30,000 and $32,671 respectively, from the Investment Advisor on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

Custodian

      U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for the Fund. The Custodian collects income when due and holds all of the Fund's portfolio securities and cash. The Custodian is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the United States.

ACCOUNTANTS

      The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending November 30, 2002. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTION

Distributor

      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

Distribution and Service Plans

      The Company has adopted, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution and/or service plans pertaining to the Fund's Class A, Class B and Class R shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Directors have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Directors of the Company believe that the Plans should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

      Under the Plan applicable to the Class R shares of the Fund, payments may be made by the Fund for the purpose of financing any activity primarily intended to result in the sales of Class R shares of the Fund as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity on behalf of the Class R shares is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Class R Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred on behalf of the Class R shares.

      Under the Plans for the Class A and Class B shares, the Fund may pay a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A or Class B shares, as the case may be. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund, assisting shareholders in changing options or enrolling in specific plans and providing shareholders with information regarding the Fund and related developments. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to the Fund's Class A or Class B shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. Under the Fund's Class B Plan, the Fund also pays a distribution fee at the annual rate of 0.75% of the average daily net assets attributable to its Class B shares to the Investment Advisor as compensation for financing the Class B broker-dealer fees and commissions.

      Among other things, each Plan provides that (1) the distributor or the Investment Advisor, as the case may be, will submit to the Board at least quarterly, and the Directors will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made;
(2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Directors, cast in person at a meeting called for that purpose; (3) payments by the Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund shall be committed to the discretion of the Directors who are not "interested persons" of the Company.

      A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

      During the fiscal year ended November 30, 2001, the Tanaka Funds' paid the distributor $1,106 for Class A; $6,225 for Class B and $9,201 for Class R under the Distribution Plans. Of this amount, approximately $1,106 was spent on payments to broker-dealers for Class A; $1,756 was spent on payments to broker-dealers for Class B shares, and the remaining balance was spent on payments to finance Class B shares, and $9,201 was spent on payments to broker-dealers for Class R. The Trust's total reimbursement of the distributor was $16,532.

      Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Directors, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of considering such amendment provided that approval of the shareholders of the applicable class is required for any amendment to increase materially the costs which a class may bear for distribution pursuant to the Plan. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities of that class.

EXPENSES OF THE FUND

      The Fund will pay its expenses not assumed by the Investment Advisor, including, but not limited to, the following: distribution expenses; fund accounting expenses; custodian fees and expenses; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including registration and qualification fees and expenses); legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund.

      The allocation of the general expenses of the Company among the Fund and any other series of the Company that may be created in the future will be made on a basis that the Company's Board of Directors deems fair and equitable, which may be based on the relative net assets of the series of the Company or the nature of the services performed and relative applicability to each series of the Company.

SPECIAL SHAREHOLDER SERVICES

      As described briefly in the Prospectus, the Fund offers the following shareholder services:

      Regular Account: The regular account allows for voluntary investments to be made at any time and is available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. Investors are free to make additions and withdrawals to or from their regular account as often as they wish. Simply use the Account Application provided with the Prospectus to open your regular account.

      Telephone Transactions: You may redeem shares by telephone if you request this service at the time you complete the initial Account Application. If you do not elect this service at that time, you may do so at a later date by putting your request in writing to the transfer agent and having your signature guaranteed.

      The Fund and the transfer agent employ reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if the Fund or transfer agent does not, they may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing a telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund or transfer agent believes to be genuine. When you request a telephone redemption, or exchange, if available, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

      Automatic Investment Plan: Shareholders may also purchase additional Fund shares at regular, pre-selected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a U.S. banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts to be debited from their bank account and invested in the Fund monthly or quarterly. Shareholders wishing to participate in this program may obtain the applicable forms from the transfer agent. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the transfer agent.

GENERAL INFORMATION AND HISTORY

      The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it has currently allocated 150,000,000 shares to the Fund. The Board of Directors can allocate the remaining authorized but unissued shares to the Fund, or may create additional series or classes and allocate shares to such series or classes. Each series is required to have a suitable investment objective, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and generally to operate in the manner of a separate investment company as required by the 1940 Act. The Company does not issue share certificates.

      If additional series were to be formed, the rights of existing series shareholders would not change, and the objective, policies and investments of each series would not necessarily be changed. A share of any series would continue to have a priority in the assets of that series in the event of a liquidation.

      The shares of each series when issued will be fully paid and non-assessable, will have no preference over other shares of the same series as to conversion, dividends, or retirement, and will have no preemptive rights. The shares of any series will be redeemable from the assets of that series at any time at a shareholder's request at the current net asset value of that series determined in accordance with the provisions of the 1940 Act and the rules thereunder. The Company's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board.

      As of March 1, 2002, the following persons were the beneficial owners (due to record ownership or power to vote or direct the investment) of five percent (5%) or more of the Class R shares: Graham Y. Tanaka, 35 Glen Avon Drive, Riverside, CT 06878-2031, 16.10%; David Saginaw, 15 Brentwood Drive, North Caldwell, NJ 07006, 12.31%; Tanaka Capital Management, 5225 77 Center Drive, Charlotte, NC 28217, 9.36%; McFarland Dewey & Co., 230 Park Avenue, Suite 1450 14th Floor, New York, NY 10169, 7.00% (the above percentages include some duplication of ownership).

      As of March 1, 2002, the following person was the record owner of five percent (5%) or more of the Class A shares: Parker Hunter Inc., 17 Koch Drive, McKeesport, PA 15135-3142, 80.47%; Crist G. Richard, 206 Foxburg Drive, Pittsburgh, PA 15205-9798, 7.91%.

     As of March 1, 2002, the following person was the record owner of five percent (5%) or more of the Class B shares: Parker Hunter Inc., 2800 Euclid
Avenue, Room 300, Cleveland, Ohio 44115, 88.76%; John F. Burke, 2800 Euclid Avenue, Room 300, Cleveland, Ohio 44115, 9.07%.

      As of March 1, 2002, Parker Hunter Inc. may be deemed to control the Class A shares, Class B shares as a result of its beneficial ownership of the Class A shares and Class B shares. As the controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Investment Advisor.

      As of March 1, 2002, the Directors and Officers as a group owned beneficially (due to record ownership or power to vote or direct the investment) 11.87% of the Class R shares and less than 1% of the Class A and B shares.

      Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional vote for each fractional share of stock. All shareholders vote on matters that concern the Company as a whole. Election of Directors or ratification of the independent accountants are examples of matters to be voted upon by all shareholders. The Company is not required to hold a meeting of shareholders each year. The Company intends to hold meetings of shareholders when it is required to do so by the General Corporation Law of Maryland or the 1940 Act. Each series will vote separately on matters (1) when required by the General Corporation Law of Maryland, (2) when required by the 1940 Act, and (3) when matters affect only the interest of the particular series. An example of a matter affecting only one series is a proposed change in an investment restriction of that series. The Fund shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so.



PERFORMANCE

      Total return and current yield are the two primary methods of measuring investment performance. Occasionally, however, the Fund may include its distribution rate in sales literature. Yield, in its simplest form, is the ratio of income per share derived from the Fund's portfolio investments to the current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return, on the other hand, is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

      Performance quotations by investment companies are subject to certain rules adopted by the Securities and Exchange Commission (the "Commission"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission.

      Current Yield. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day (or one-month) base period ended on the date for which the yield is quoted. According to the Commission formula:

                            Yield = 2 [(a-b + 1)6 -1]
                                      cd
where:

a = dividends and interest  earned during the period.
b = expenses  accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

      The Fund's 30-day yield for Class R shares for the 30 days ended November 30, 2001 was -1.49%.

                  Total Return. The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

         The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

         "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions)
                  n        =        number of years
                  ATVD              ending value at the end of the applicable
                                    period of the hypothetical
                                    $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

         The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

         "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions and redemption)
                  n        =        number of years
                  ATVDR             ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

         The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.



      For the periods indicated, average annual total returns for each class of the Fund's shares was as follows:


        ------------------------------------- ----------------- ------------------ -----------------
        Average Annual Total Return           Class A           Class B            Class R
        ------------------------------------- ----------------- ------------------ -----------------
        ------------------------------------- ----------------- ------------------ -----------------
        Fiscal year ended 11/30/01
                                              -28.05%           -27.55%            -23.83%
        ------------------------------------- ----------------- ------------------ -----------------
        ------------------------------------- ----------------- ------------------ -----------------
        From  inception   through   11/30/01
        (inception dates as indicated)        -39.87%           -20.36%            3.16%

                                              11/09/00          12/31/99           12/30/98
        ------------------------------------- ----------------- ------------------ -----------------



        ------------------------------------- ----------------- ------------------ -----------------
        Average  Annual  Total  Return After  Class A           Class B            Class R
        Taxes on Distributions
        ------------------------------------- ----------------- ------------------ -----------------
        ------------------------------------- ----------------- ------------------ -----------------
        Fiscal year ended 11/30/01            -27.22%           -23.55%            -23.96%
        ------------------------------------- ----------------- ------------------ -----------------
        ------------------------------------- ----------------- ------------------ -----------------
        From  inception   through   11/30/01  -37.67%           -17.48%               3.02%
        (inception dates as indicated)        11/09/00          12/31/99           12/30/98
        ------------------------------------- ----------------- ------------------ -----------------


        ------------------------------------- ----------------- ------------------ -----------------
        Average  Annual  Total  Return After  Class A           Class B            Class R
        Taxes    on    Distributions     and
        Redemption
        ------------------------------------- ----------------- ------------------ -----------------
        ------------------------------------- ----------------- ------------------ -----------------
        Fiscal year ended 11/30/01            -18.78%           -20.43%            -16.40%
        ------------------------------------- ----------------- ------------------ -----------------
        ------------------------------------- ----------------- ------------------ -----------------
        From  inception   through   11/30/01  -25.83%           -13.92%               2.25%
        (inception dates as indicated)        11/09/00          12/31/99           12/30/98
        ------------------------------------- ----------------- ------------------ -----------------

      Sales literature pertaining to the Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

      Occasionally, statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's changes in net asset value, or its performance, relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

      Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the yield or return to shareholders only for the limited historical period used.

Comparison of Portfolio Performance

      Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

      In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Total Return Index ("S&P 500"), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index and the Russell 2000 Index.

      From time to time, in advertising, marketing and other Fund literature, the performance of the Fund may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of a fund's risk. From time to time, the average price-earnings ratio and other attributes of the Fund's or the model portfolio's securities, may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500.

      Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

      Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Tanaka funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

      Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

FINANCIAL STATEMENTS

      The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the period ended November 30, 2001. The Trust will provide the Annual Report without charge by calling the Fund at 1-877-4-TANAKA.